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                                                                   EXHIBIT 10.36

                                                     Schein Pharmaceutical, Inc.
                                                     100 Campus Drive
                                                     Florham Park, NJ 07932

                                                     Tel. 201 593-5500
                                                     Fax 201 593-5590

[LOGO OF SCHEIN PHARMACEUTICAL APPEARS HERE]

                             VIA FAX 44-353-667650
                              Hardcopy to follow
                          via International Messenger

                                             June 23, 1995

    Dr. Geoffrey Guy
    Ethical Holdings
    Corpus Christ! House
    9 West Street
    Godmanchester, Cambridgeshire
    PE1 8HG
    United Kingdom

    Dear Geoffrey:

    Under the terms of the "Multiproduct Development Agreement" executed on August 30, 1994, between Ethical and Schein, we hereby notify you that we desire to have the Prospective Development Product list, detailed in
    Schedule 5 of the Agreement, amended to include the following products:

         Prospective Products               Prospective Products
         with Reference Product             without Reference Product

      **********                               ********
      *****************                        *********
      ***************************
      ********* ********

    Please indicate below your acceptance of the foregoing by signing and returning to me a fully signed original of this letter.

    Sincerely,

    /s/ Paul P. Kleutghen

    Paul P. Kleutghen
    Vice President, Business Development

    xc: P. Feuerman - General Counsel

    Agreed and Accepted:
    Ethical Holdings, Inc.

    /s/ Dr. Geoffrey Guy
    -----------------------
    By: Dr. Geoffrey Guy

* redacted pursuant to confidential treatment request


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                                   REVISED
                                  SCHEDULE 5
                            EFFECTIVE JULY 21, 1995


List of all Prospective Development Products, i.e. those products about which discussions of any sort, whether verbal or written, have taken place.

Prospective Development Products              Prospective Development Products
with reference products at time of            without reference products at time
        Effective Date                               of Effective Date



**********                                      **************
*********                                       **********
************                                    ***************
*********                                       ********
********** ******                               ******** ******
***********************                         ********* ******
**********                                      ********* ****************
**********                                      ******************
**********                                      *********
******************                              *******
*************************                       ********
******** ********                               *************
                                                *********
                                                ************* **** **** ******
                                                *********

************ * **** *** ******** ** **** ******** ** ************ ******* *****
**** * *********** ***** ** ****** ** **** *** ********* *** ****** *********
************

* redacted pursuant to confidential treatment request


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                                                   CORRECT AT: 26 September 1994

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                                                  CORRECT AT: 26 September 1994


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